Exhibit 99.2

Dayforce Announces $500 Million Share Repurchase Program

Minneapolis, MN, and Toronto, ON, July 31, 2024 – Dayforce, Inc. ("Dayforce" or the "Company") (NYSE: DAY; TSX: DAY), a global human capital management (HCM) leader that makes work life better, announced that its Board of Directors approved a share repurchase program with authorization to purchase up to $500 million of its common stock.

"Dayforce continues to disrupt the HCM market, allowing the Company to achieve strong results, profitability improvements, and enhanced cash flow generation," said Jeremy Johnson, Chief Financial Officer of Dayforce. "Our robust, scalable business model and improving cash flow metrics enable us to take a comprehensive view of capital allocation, balancing investments in maintaining technology innovation, ongoing strategic M&A, and now a share repurchase program. This program reflects our belief that our shares are currently undervalued and demonstrates our confidence in the business."

Dayforce may repurchase shares of common stock from time to time through open market purchases, in privately negotiated transactions, or by other means, including through the use of trading plans intended to qualify under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in accordance with applicable securities laws and other restrictions. The timing and total amount of stock repurchases will depend upon business, economic and market conditions, corporate and regulatory requirements, prevailing stock prices, and other considerations. The share repurchase program has no expiration date, may be modified, suspended, or discontinued at any time at the Company’s discretion, and does not obligate the Company to acquire any amount of common stock.

About Dayforce

Dayforce makes work life better. Everything we do as a global leader in HCM technology is focused on improving work for thousands of customers and millions of employees around the world. Our single, global people platform for HR, payroll, talent, workforce management, and benefits equips Dayforce customers to unlock their full workforce potential and operate with confidence. To learn how Dayforce helps create quantifiable value for organizations of all sizes and industries, visit dayforce.com.

Source: Dayforce, Inc.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and that are subject to the safe harbor created by those sections. Forward-looking statements, including, without limitation, statements concerning the Company’s operations, performance, and financial condition, and the amount, timing, and benefits of a share repurchase program, can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “assumes,” “projects,” “could,” “continues,” “likely,” “may,” “will,” “should,” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on the Company’s current expectations and assumptions regarding the Company’s business, the economy, and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Consequently, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements, including those more fully described under the caption “Risk Factors” and elsewhere in documents that the Company files with the Securities and Exchange Commission from time to time, including the Company’s Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. Any forward-looking statement made by the Company in this press release speaks only as of the date on which the Company makes it. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update or to revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law.

For more information, contact:

David Niederman

Investor Relations

1-844-829-9499

investors@dayforce.com